Convertible Preferred Stock Warrants	12 Months Ended
Jul. 31, 2012
Equity [Abstract]
Convertible Preferred Stock Warrants
CONVERTIBLE PREFERRED STOCK WARRANTS

In connection with the Netcordia acquisition in May 2010, we issued warrants to purchase 169,517 shares of our Series F convertible preferred stock to holders of Netcordia preferred stock warrants. Concurrent with the closing of the IPO in April 2012, all shares of outstanding convertible preferred stock warrants converted to common stock warrants, of which 22,139 shares were unexercised as of July 31, 2012. As such, the fair value of convertible preferred stock warrants liability of $0.8 million was reclassified to additional paid in capital in the third quarter of 2012. The fair value of the convertible preferred stock warrant liability was estimated to be $0.4 million as of July 31, 2011. The change in the fair value of the convertible preferred stock warrants resulted in a loss of $0.1 million and $0.4 million and during the years ended July 31, 2011 and 2012, which was included in other expense, net in the consolidated statements of operations.

     There were no issuances of convertible preferred stock warrants during the year ended July 31, 2011 or 2012.

We determined the fair value of the warrants using the BSM option pricing model with the following assumptions:

	Year Ended July 31,
	2010	2011	2012
Expected term (in years)	3 – 8	2 – 7	1-7
Risk-free interest rate	2.5%	1.35% – 1.65%	0.83% – 0.96%
Expected volatility	60%	60%	56% – 57%
Dividend rate	—%	—%	—%